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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                February 24, 1999


                 CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                              District of Columbia
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                 (State or other jurisdiction of incorporation)


          0-14513                                   52-1420605
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(Commission File Number)                (IRS Employer Identification No.)



11200 Rockville Pike, Rockville, Maryland                 20852
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(Address of principal executive offices)                (Zip Code)



                                 (301) 468-9200
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                (Issuer's telephone number, including area code)

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ITEM 5.   OTHER EVENTS
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                                     General
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     Capital Income Properties - C Limited Partnership (the Partnership) was
formed as of December 15, 1984, under the District of Columbia Uniform Limited Partnership Act for the purpose of investing in a mixed use development located in Bethesda, Maryland, consisting of a hotel, an office building containing both office and retail space, a retail pavilion and a parking facility (the Development). The investment was accomplished through the purchase of a limited partnership interest in Bethesda Metro Center Limited Partnership (BMCLP), a Maryland limited partnership which owns, operates and maintains the Development.

     Between October 21, 1985 and December 31, 1985, 600 limited partnership interests (Units) were sold to the public through a private placement offering with an aggregate offering price of $60,000,000 (reduced to $59,639,200 for Units paid in full at a discount at inception) conducted pursuant to Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder. As a result of the sale of half-units, the 600 units outstanding are held by approximately 700 limited partners (Investors) of the Partnership.

     The Partnership made all of its payments of capital contributions totaling $42,500,100 to BMCLP in nine installments commencing in December 1985 and ending in March 1990 in return for a 92.5% limited partnership interest in BMCLP. Such capital contributions were funded with the proceeds of the Investors' capital contributions to the Partnership. Effective June 15, 1992 the Investors voted, in connection with a loan modification, to remove the managing general partners of BMCLP and to make C.R.C.C. of Bethesda, Inc. (CRCC), an affiliate of the Managing General Partner of the Partnership, the managing general partner of BMCLP. CRCC is able to exercise significant control over the operating, financing and investing activities of BMCLP. Accordingly, effective June 15, 1992, the Partnership commenced reporting of its financial statements on a consolidated basis of accounting for its investment in BMCLP. Prior to the assumption by CRCC of the BMCLP managing general partner duties, the Partnership recorded its investment in BMCLP under the equity method.

                     Restructuring of Original Mortgage Debt
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     On November 16, 1994, Great Western Bank (BMCLP's previous lender, "Great
Western") sold BMCLP's first and second mortgage notes (the "Notes") to BMC Lender Partnership ("BMC"), an unaffiliated entity, which amended and restated the Notes. BMC amended and restated the first mortgage note (the "Restated First Mortgage Note") to a principal amount of $48,000,000 and sold the Restated First Mortgage Note to General Electric Capital Corporation ("GECC"). BMC amended and restated the second mortgage note (the Restated Second Mortgage
Note) (collectively, the Restated Notes) to a principal amount of $10,000,000 advanced at closing. Of the total $58 million principal amount of the Restated Notes, $55 million was paid to Great Western in consideration for the Notes, approximately $1.8 million was used to fund loan fees and related costs on behalf of BMCLP, approximately $200,000 was used to fund interest and insurance premiums at the closing date, and the remaining amount of approximately $1.0 million was deposited into an escrow account restricted for working capital requirements.






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ITEM 5.   OTHER EVENTS - Continued
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     The Restated First Mortgage Note requires monthly interest payments in arrears, payable at 4.25% in excess of the GECC Composite Commercial Rate. In addition to monthly interest payments, monthly principal payments are due in the amount of $108,333. All unpaid principal is due at the maturity date, which is November 30, 2001.

     The Restated Second Mortgage Note stipulates that 16% interest is payable monthly from available cash flow, as defined, on a cumulative basis. The Restated Second Mortgage Note is due November 30, 2001, and no principal payments are required until then.

     Furthermore, BMC is entitled to an Economic Value Participation Interest as defined which requires BMCLP to pay the following at the sale of the property, or at refinancing or maturity of the Restated Notes.

     (1) 75% of the amount by which the Economic Value of the Development, as defined, up to $100 million exceeds the unpaid principal balance and accrued interest under the Restated Notes, and

     (2)  50% of the Economic Value in excess of $100 million.

In general, the Economic Value is defined by the Restated Second Mortgage Note as the value of the Development as determined by the Partnership or the average of three independent appraisals, if deemed necessary by BMC.

                      Potential Gain on Debt Restructuring
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     BMCLP's outstanding obligation under the first mortgage note prior to the restructuring was $178,373,753. The carrying amount of the outstanding principal and accrued interest that was forgiven based on the assignment and subsequent restatement of the first mortgage note has been presented as deferred gain on debt restructuring in the consolidated balance sheets of the Partnership. In previously filed financial statements of the Partnership, this amount was being amortized as an extraordinary gain over the remaining term of the Restated First Mortgage Note based on a constant effective yield. In addition, the Partnership remeasured the total future obligation for principal and interest under the Restated First Mortgage Note based on changes in the variable interest rate, as defined above.

     With regard to the Restated Second Mortgage Note, the total estimated future obligation for payment of principal and interest at the time of the restructuring based on the fixed interest rate of 16%, was $21,200,000. This amount exceeded the carrying amount of the second mortgage note prior to restructuring of $19,380,974. In previously filed financial statements of the Partnership, this difference of $1,819,026, which represents a constant additional interest obligation based on the fixed interest rate, was being amortized as a reduction of the extraordinary gain on the Restated First Mortgage Note, as described above.

                       Restatement of Financial Statements
                       -----------------------------------

     The consolidated financial statements as of December 31, 1997 and for the years ended December 31, 1997 and 1996, to be filed with the Partnership's report on Form 10-K for the year ended December 31, 1998, will be restated in order to properly reflect the restructuring of the Partnership's mortgage debt in accordance with Statement of Financial Accounting Standards No. 15 (SFAS 15)

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ITEM 5.   OTHER EVENTS - Continued
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"Accounting by Debtors and Creditors for Troubled Debt Restructurings."  As
discussed above, the estimated net gain calculated by the Partnership due to the restructuring was originally deferred and was being amortized into income, as disclosed further herein, over the term of the restructured mortgage debt. The Partnership's 1997 and 1996 financial statements will be restated to eliminate the amortization of the net extraordinary gain, and therefore deferring the entire net gain from the restructuring until realized, as required under SFAS
15. Due to this restatement, net income of the Partnership will decrease $14,129,506 and $14,340,300 for the years ended December 31, 1997 and 1996, respectively, and the beginning balance of partners' deficit as of December 31, 1995 will increase $15,645,567. The entire effect of this restatement is attributable to BMCLP and not the partners of the Partnership.















































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
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                                         (Registrant)


                         by: C.R.I., Inc.
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                             Managing General Partner



February 24, 1999            by: /s/ Michael J. Tuszka
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Date                             Michael J. Tuszka
                                   Vice President
                                   and Chief Accounting Officer
                                   (Principal Financial Officer
                                   and Principal Accounting Officer)







































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